UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2017

SPANISH BROADCASTING SYSTEM, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-27823	13-3827791
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7007 N.W. 77th Avenue, Miami, Florida	33166
(Address of principal executive offices)	(Zip Code)

(305) 441-6901

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d‑2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 - Results of Operations and Financial Condition.

On August 14, 2017, the Company issued a press release announcing its financial results for the three- and six-months ended June 30, 2017. A copy of the press release is attached hereto as Exhibit 99.1.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of Spanish Broadcasting System, Inc., dated August 14, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPANISH BROADCASTING SYSTEM, INC. (Registrant)

August 14, 2017	By:	/s/ Joseph A. García
Joseph A. García
Chief Financial Officer, Chief Administrative Officer, Senior Executive Vice President and Secretary

Exhibit Index

Exhibit No.	Description
99.1	Press Release of Spanish Broadcasting System, Inc., dated August 14, 2017.